UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Michael J. Leary
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4490

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2010

Item 1. Schedule of Investments

John Hancock
MUTUAL FUNDS

John Hancock
Strategic Income Fund

Annual Report
5.31.10

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC

As a group, global bonds generated solid gains during the 12 months ended May 31, 2010, led by the robust performance of fixed-income categories that typically feature the greatest credit risk. For the 12 months ended May 31, 2010, John Hancock Strategic Income Fund’s Class A shares posted a total return of 22.03% at net asset value, outpacing the Fund’s benchmark, the broad Barclays Capital U.S. Aggregate Bond Index, gain of 8.42%.

The Fund’s outperformance of its benchmark stemmed primarily from sector selection. Specifically, the Fund’s out-of-benchmark holdings in high-yield bonds, which significantly outpaced the Barclays Capital U.S. Aggregate Bond Index, and its sizable underweight in U.S. government securities, which lagged the benchmark, proved most beneficial. The U.S. Treasury portion of the Fund was positioned with a comparatively low overall sensitivity to rising interest rates, as measured by its duration. This proved beneficial in the first half of the period as investors began to anticipate higher interest rates. However, more recently that positioning worked against the Fund as the European debt crisis and flagging economic data helped cool interest-rate hike worries. The Fund’s holdings in Treasury futures detracted modestly from performance early in the period, but have proven beneficial in recent months.

The Fund’s focus on foreign government bonds issued by countries with comparatively sound fiscal policies — including France, Germany, Sweden, Canada, Norway and Australia — generally worked to its advantage. Elsewhere, out-of-benchmark holdings in debt from emerging countries — including Indonesia and Brazil — were a plus, since both the currencies and bond prices in those markets generally rose during the period. Tactical moves among foreign currencies throughout the year also boosted the Fund’s results. For example, various currency strategies were employed to capture some of the appreciation of the euro versus the U.S. dollar in the first half of the period. In the second half, the Fund benefited from moves to take advantage of the reversal in that trend as both the euro and British pound sold off.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major risk factors in this Fund’s performance are interest rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Higher-yielding bonds are riskier than lower-yielding bonds and their value may fluctuate more in response to market conditions. The Fund may not be appropriate for all investors.

6	Strategic Income Fund | Annual report

A look at performance

For the period ended May 31, 2010

	Average annual returns (%)			Cumulative total returns (%)			SEC 30-day
	with maximum sales charge (POP)			with maximum sales charge (POP)			yield (%)

							as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-10
Class A	16.62	5.37	6.48	16.62	29.87	87.37	6.48
Class B	16.37	5.35	6.38	16.37	29.78	85.68	6.08
Class C	20.18	5.60	6.23	20.18	31.34	83.02	6.08
Class I1,2	22.71	6.71	7.33	22.71	38.37	102.95	7.17
Class R1[1,2]	21.61	5.95	6.55	21.61	33.48	88.62	6.35
Class R3[1,2]	21.80	5.96	6.61	21.80	33.56	89.64	6.45
Class R4[1,2]	22.17	6.28	6.93	22.17	35.57	95.39	6.91
Class R5[1,2]	22.52	6.59	7.25	22.52	37.59	101.27	7.07[3]

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I, Class R1, Class R3, Class R4 and Class R5 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 6-30-10 for Class R3, Class R4 and Class R5. The contractual expense limitation for Class R3, Class R4 and Class R5 is 1.25%, 0.95% and 0.65%, respectively. The net expenses equal the gross expenses and are as follows: Class A — 0.90%, Class B — 1.60%, Class C — 1.60%, Class I — 0.54%, Class R1 — 1.30%, Class R3 — 1.20%, Class R4 — 0.90% and Class R5 — 0.60%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I, Class R1, Class R3, Class R4 and Class R5 shares prospectuses.

2 8-18-86 is the inception date for the oldest class of shares, Class A shares. The inception dates for Class I and Class R1 shares are 9-4-01 and 8-5-03, respectively. The inception date for Class R3, Class R4 and Class R5 shares is 5-21-09. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R1, Class R3, Class R4 and Class R5 shares, respectively.

3 The SEC Yield for Class R5 would have been 6.75% without the effect of expense reimbursements and waivers.

Annual report | Strategic Income Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Strategic Income Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Barclays Capital U.S. Aggregate Bond Index.

	Period	Without	With maximum
	beginning	sales charge	sales charge	Index

Class B2	5-31-00	$18,568	$18,568	$18,808

Class C2	5-31-00	18,302	18,302	18,808

Class I3,4	5-31-00	20,295	20,295	18,808

Class R1[3,4]	5-31-00	18,862	18,862	18,808

Class R3[3,4]	5-31-00	18,964	18,964	18,808

Class R4[3,4]	5-31-00	19,539	19,539	18,808

Class R5[3,4]	5-31-00	20,127	20,127	18,808

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I, Class R1, Class R3, Class R4 and Class R5 shares, respectively, as of 5-31-10. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund’s Class I, Class R1, Class R3, Class R4 and Class R5 shares prospectuses.

4 8-18-86 is the inception date for the oldest class of shares, Class A shares. The inception dates for Class I and Class R1 shares are 9-4-01 and 8-5-03, respectively. The inception date for Class R3, Class R4 and Class R5 shares is 5-21-09. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R1, Class R3, Class R4 and Class R5 shares, respectively.

8	Strategic Income Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2009 with the same investment held until May 31, 2010.

	Account value	Ending value	Expenses paid during
	on 12-1-09	on 5-31-10	period ended 5-31-10[1]

Class A	$1,000.00	$1,058.80	$4.11

Class B	1,000.00	1,056.80	7.74

Class C	1,000.00	1,055.20	7.69

Class I	1,000.00	1,060.70	2.31

Class R1	1,000.00	1,057.20	6.00

Class R3	1,000.00	1,058.30	6.41

Class R4	1,000.00	1,060.00	4.67

Class R5	1,000.00	1,059.70	3.34

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2010, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Strategic Income Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2009, with the same investment held until May 31, 2010. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 12-1-09	on 5-31-10	period ended 5-31-10[1]

Class A	$1,000.00	$1,020.90	$4.03

Class B	1,000.00	1,017.40	7.59

Class C	1,000.00	1,017.50	7.54

Class I	1,000.00	1,022.70	2.27

Class R1	1,000.00	1,019.10	5.89

Class R3	1,000.00	1,018.70	6.29

Class R4	1,000.00	1,020.40	4.58

Class R5	1,000.00	1,021.70	3.28

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.51%, 1.50%, 0.45%, 1.17%, 1.25%, 0.91% and 0.65% for Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4 and Class R5 shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Strategic Income Fund | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	49%	Common Stocks	3%

Foreign Government Obligations	20%	Term Loans	3%

Collateralized Mortgage Obligations	8%	Preferred Stocks	2%

Supranational Obligations	4%	Short-Term Investments & Other	8%

Convertible Bonds	3%

Sector Composition[1,2]

Foreign Government Obligations	20%	Telecommunication Services	6%

Consumer Discretionary	19%	Energy	4%

Financials	17%	Consumer Staples	2%

Industrials	7%	Health Care	2%

Mortgage Bonds	7%	U.S. Government & Agencies	1%

Materials	6%	Short-Term Investments & Other	9%

Country Composition[1]

United States	57%	Korea	2%

Canada	9%	Sweden	2%

Australia	5%	New Zealand	2%

Brazil	4%	Other Countries	8%

Germany	3%	Short-Term Investments & Other	8%

Quality Composition[1,3]

U.S. & Government Agency Obligations	1%	B	19%

AAA	17%	CCC & Below	16%

AA	6%	Not Rated	4%

A	7%	Equities	3%

BBB	9%	Short-Term Investments & Other	5%

BB	13%

1 As a percentage of net assets on 5-31-10.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on a particular sector of the economy, its performance may depend on the performance of those sectors.

3 Ratings are from Moody’s Investors Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc ratings. “Not Rated” securities are those with no ratings available. They may have internal ratings similar to those shown. All are as of 5-31-10 and do not reflect subsequent downgrades.

Annual report | Strategic Income Fund	11

Fund’s investments

As of 5-31-10

		Maturity
	Rate	date	Par value	Value
Corporate Bonds 49.04%				$906,611,330

(Cost $909,405,543)

Consumer Discretionary 13.50%				249,637,562

Auto Components 1.71%

Allison Transmission, Inc. (S)	11.000%	11-01-15	$9,066,000	9,473,970

Allison Transmission, Inc., PIK (S)	11.250	11-01-15	5,459,000	5,731,950

Exide Technologies, Series B	10.500	03-15-13	6,065,000	6,019,513

Lear Corp., Series B, Escrow Certificates	8.750	12-01-16	2,645,000	39,675

Tenneco, Inc.	8.625	11-15-14	7,986,000	7,906,140

The Goodyear Tire & Rubber Company	10.500	05-15-16	875,000	927,500

The Goodyear Tire & Rubber Company	8.625	12-01-11	1,445,000	1,484,737

Auto Manufacturers 0.15%

Volvo Treasury AB (S)	5.950	04-01-15	2,590,000	2,686,760

Automobiles 0.06%

TRW Automotive, Inc. (S)	8.875	12-01-17	1,090,000	1,100,900

Hotels, Restaurants & Leisure 3.98%

Fontainebleau Las Vegas Holdings LLC (H)(S)	10.250	06-15-15	3,455,000	38,869

Fontainebleau Las Vegas Holdings LLC, PIK (H)	12.500	06-01-22	3,951,700	0

Great Canadian Gaming Corp. (S)	7.250	02-15-15	4,330,000	4,167,625

Greektown Holdings LLC (H)(S)	10.750	12-01-13	11,318,000	721,523

HRP Myrtle Beach Operations LLC (H)(S)	—	04-01-12	4,915,000	0

Jacobs Entertainment, Inc.	9.750	06-15-14	10,070,000	9,415,450

Landry’s Restaurants, Inc.	11.625	12-01-15	2,520,000	2,623,950

Little Traverse Bay Bands of Odawa Indians (H)(S)	10.250	02-15-14	5,000,000	1,656,250

Majestic Star Casino LLC (H)	9.500	10-15-10	3,030,000	1,958,138

Marquee Holdings, Inc.	12.000	08-15-14	5,095,000	4,152,425

Mashantucket Western Pequot Tribe,
Series A (H)(S)	8.500	11-15-15	4,910,000	1,080,200

MGM Mirage, Inc. (S)	9.000	03-15-20	1,100,000	1,102,750

Mohegan Tribal Gaming Authority (S)	11.500	11-01-17	780,000	801,450

Mohegan Tribal Gaming Authority	8.000	04-01-12	10,425,000	9,121,875

Mohegan Tribal Gaming Authority	7.125	08-15-14	5,540,000	4,099,600

MTR Gaming Group, Inc.	12.625	07-15-14	6,735,000	6,735,000

MTR Gaming Group, Inc., Series B	9.000	06-01-12	4,850,000	3,783,000

Pokagon Gaming Authority (S)	10.375	06-15-14	3,714,000	3,843,990

Snoqualmie Entertainment Authority (S)	9.125	02-01-15	2,865,000	2,406,600

Turning Stone Resort Casino Enterprises (S)	9.125	09-15-14	9,620,000	9,571,900

Waterford Gaming LLC (S)	8.625	09-15-14	5,833,000	3,733,120

Yonkers Racing Corp. (S)	11.375	07-15-16	2,455,000	2,626,850

See notes to financial statements

12	Strategic Income Fund | Annual report

		Maturity
	Rate	date	Par value	Value
Household Durables 0.11%

Standard Pacific Corp.	8.375%	05-15-18	$1,190,000	$1,139,425

Standard Pacific Corp.	6.250	04-01-14	1,015,000	949,025

Media 6.46%

AMC Entertainment, Inc.	8.750	06-01-19	2,135,000	2,156,350

AMC Entertainment, Inc.	8.000	03-01-14	7,640,000	7,563,600

Cablevision Systems Corp. (S)	8.625	09-15-17	4,905,000	4,929,525

Canadian Satellite Radio Holdings, Inc.	8.000	02-14-16	318,359	192,576

CCH II LLC / CCH II Capital Corp. (S)	13.500	11-30-16	12,264,167	13,935,160

Cinemark USA, Inc.	8.625	06-15-19	1,435,000	1,449,350

Clear Channel Communications, Inc.	10.750	08-01-16	12,425,000	9,194,500

Clear Channel Communications, Inc., PIK	11.000	08-01-16	12,452,500	8,747,881

Comcast Corp.	4.950	06-15-16	1,800,000	1,898,138

CSC Holdings, Inc. (S)	8.500	06-15-15	3,680,000	3,808,800

DirecTV Holdings LLC / DirecTV Financing
Company, Inc.	5.875	10-01-19	2,350,000	2,497,470

Regal Cinemas Corp.	8.625	07-15-19	830,000	842,450

Shaw Communications, Inc. (CAD)(D)	6.500	06-02-14	3,055,000	3,163,364

Shaw Communications, Inc. (CAD)(D)	6.100	11-16-12	9,000,000	9,122,817

Shaw Communications, Inc. (CAD)(D)	5.700	03-02-17	2,325,000	2,295,779

Sirius XM Radio, Inc. (S)	8.750	04-01-15	$12,710,000	12,328,700

SuperMedia, Inc. (H)	8.000	11-15-16	5,300,000	66,250

Vertis, Inc., Series A, PIK	18.500	10-01-12	7,323,621	6,646,186

Videotron Ltee (CAD)(D)(S)	7.125	01-15-20	4,670,000	4,591,922

XM Satellite Radio, Inc. (S)	13.000	08-01-13	$15,390,000	16,852,050

XM Satellite Radio, Inc. (S)	11.250	06-15-13	6,660,000	7,126,200

Young Broadcasting, Inc. (H)	10.000	03-01-11	1,410,000	2,820

Multiline Retail 0.56%

Michaels Stores, Inc.	11.375	11-01-16	6,265,000	6,445,119

Michaels Stores, Inc.	10.000	11-01-14	1,115,000	1,144,269

Reynolds Group Issuer, Inc. (S)	8.500	05-15-18	2,910,000	2,764,500

Personal Products 0.07%

Revlon Consumer Products Corp. (S)	9.750	11-15-15	1,280,000	1,302,400

Specialty Retail 0.27%

Hillman Group, Inc. (S)	10.875	06-01-18	2,285,000	2,267,863

Sonic Automotive, Inc.	9.000	03-15-18	1,130,000	1,138,475

Toys R Us Property Company LLC (S)	8.500	12-01-17	1,575,000	1,626,188

Textiles, Apparel & Luxury Goods 0.13%

Burlington Coat Factory Warehouse Corp.	11.125	04-15-14	2,360,000	2,436,700

Consumer Staples 1.81%				33,409,222

Food Products 1.03%

Bumble Bee Foods LLC (S)	7.750	12-15-15	995,000	990,025

Corp. Pesquera Inca SAC (S)	9.000	02-10-17	2,610,000	2,596,950

Cosan SA Industria e Comercio (S)	8.250	— (Q)	5,750,000	5,491,250

Viterra, Inc. (CAD)(D)	8.500	07-07-14	9,700,000	9,950,854

Household Products 0.45%

Yankee Acquisition Corp.	8.500	02-15-15	$6,155,000	6,170,388

Yankee Acquisition Corp., Series B	9.750	02-15-17	2,180,000	2,196,350

See notes to financial statements

Annual report | Strategic Income Fund	13

		Maturity
	Rate	date	Par value	Value
Personal Products 0.08%

Diversey, Inc. (S)	8.250%	11-15-19	$1,410,000	$1,445,250

Tobacco 0.25%

Lorillard Tobacco Company	6.875	05-01-20	4,535,000	4,568,155

Energy 3.61%				66,669,086

Energy Equipment & Services 0.30%

Gibson Energy ULC (S)	10.000	01-15-18	2,940,000	2,873,850

NGPL PipeCo LLC (S)	7.119	12-15-17	2,510,000	2,631,261

Oil, Gas & Consumable Fuels 3.31%

Drummond Company, Inc.	7.375	02-15-16	11,355,000	10,815,637

Linn Energy LLC (S)	8.625	04-15-20	2,065,000	2,044,350

MarkWest Energy Partners LP, Series B	8.750	04-15-18	1,395,000	1,408,950

MarkWest Energy Partners LP, Series B	8.500	07-15-16	7,135,000	7,170,675

McMoRan Exploration Company	11.875	11-15-14	7,415,000	7,461,344

Niska Gas Storage US LLC (S)	8.875	03-15-18	4,380,000	4,401,900

Overseas Shipholding Group, Inc.	8.125	03-30-18	2,850,000	2,814,375

Pan American Energy LLC (S)	7.875	05-07-21	2,665,000	2,611,700

Petroleos de Venezuela SA, Series 2015	5.000	10-28-15	5,525,000	3,052,563

Petroleos Mexicanos (S)	6.000	03-05-20	2,685,000	2,718,563

RDS Ultra-Deepwater, Ltd. (S)	11.875	03-15-17	4,690,000	4,432,050

Regency Energy Partners LP (S)	9.375	06-01-16	7,000,000	7,280,000

Targa Resources Partners LP	8.250	07-01-16	1,895,000	1,847,625

Valero Energy Corp.	6.125	02-01-20	1,530,000	1,548,111

Valero Energy Corp.	4.500	02-01-15	1,530,000	1,556,132

Financials 9.76%				180,428,003

Capital Markets 1.15%

Macquarie Group, Ltd. (S)	7.300	08-01-14	1,735,000	1,895,600

Morgan Stanley (BRL)(D)	10.090	05-03-17	38,110,000	19,408,113

Commercial Banks 1.63%

Allfirst Preferred Capital Trust (P)	1.803	07-15-29	$2,410,000	1,730,525

BOM Capital PLC (S)	6.699	03-11-15	2,780,000	2,647,950

City National Capital Trust I	9.625	02-01-40	5,380,000	5,479,460

Comerica Capital Trust II (6.576% to 2-20-32,
then 1 month LIBOR + 1.115%)	6.576	02-20-37	3,230,000	2,680,900

Fifth Third Capital Trust IV,
(6.50% to 4-15-17 then 3 month
LIBOR + 1.368%)	6.500	04-15-37	6,080,000	4,864,000

First Midwest Capital Trust I, Series B	6.950	12-01-33	2,280,000	1,812,600

First Tennessee Bank N.A., BKNT	5.050	01-15-15	1,624,000	1,577,289

PNC Preferred Funding Trust III (S),
(8.700% to 3-15-13 then 3 month
LIBOR + 5.226%)	8.700	— (Q)	2,700,000	2,743,146

Santander Issuances SA (6.500% to 11-1-14,
then 3 month LIBOR + 3.920%) (S)	6.500	08-11-19	3,400,000	3,549,359

SunTrust Capital VIII (6.100% to 12-15-36,
then 1 month LIBOR + 1.965%)	6.100	12-15-36	4,000,000	3,040,000

See notes to financial statements

14	Strategic Income Fund | Annual report

		Maturity
	Rate	date	Par value	Value
Consumer Finance 0.83%

Discover Financial Services	10.250%	07-15-19	$3,100,000	$3,651,499

Ford Motor Credit Company LLC	8.700	10-01-14	3,310,000	3,404,305

Ford Motor Credit Company LLC	7.500	08-01-12	5,000,000	5,087,555

Midwest Gaming Borrower LLC/Midwest
Finance Corp. (S)	11.625	04-15-16	660,000	643,500

SLM Corp., MTN	8.450	06-15-18	2,875,000	2,614,600

Diversified Financial Services 3.63%

CCM Merger, Inc. (S)	8.000	08-01-13	13,885,000	12,843,625

First Maryland Capital I (P)	1.303	01-15-27	2,020,000	1,446,936

GE Capital Australia Funding Property, Ltd.,
Series MTN (AUD)(D)	6.500	11-15-11	7,900,000	6,683,155

General Electric Capital Corp., Series A,
MTN (NZD)(D)	7.625	12-10-14	23,120,000	16,376,081

Indosat Finance Company BV (S)	7.125	06-22-12	$373,000	387,221

Kreditanstalt fuer Wiederaufbau,
EMTN (IDR)(D)	7.000	10-22-12	146,400,000,000	15,745,320

Nationstar Mortgage/Nationstar Capital
Corp. (S)	10.875	04-01-15	$2,980,000	2,547,900

Odebrecht Finance, Ltd. (S)	7.500	10-18-17	2,785,000	2,854,625

Orascom Telecom Finance SCA (S)	7.875	02-08-14	1,765,000	1,588,500

Susquehanna Capital II	11.000	03-23-40	1,360,000	1,424,600

TAM Capital, Inc.	7.375	04-25-17	3,135,000	2,790,150

Volkswagen Financial Services AG, Series
EMTN (EUR)(D)	5.375	01-25-12	1,840,000	2,374,200

Insurance 0.61%

Liberty Mutual Group, Inc.,
(10.750% to 6-15-38 then 3 month
LIBOR + 7.120%) (S)	10.750	06-15-58	$4,910,000	5,253,700

Lincoln National Corp. (6.050% to 4-20-17,
then 3 month LIBOR + 2.040%)	7.000	05-17-66	2,770,000	2,271,400

Symetra Financial Corp. (S),
(8.300% to 10-15-17 then 3 month
LIBOR + 4.177%)	8.300	10-15-37	2,585,000	2,223,100

Willis North America, Inc.	7.000	09-29-19	1,425,000	1,489,260

Investment Companies 0.63%

Hongkong Land Treasury SG, GMTN (SGD)(D)	3.860	12-29-17	4,000,000	2,892,176

Temasek Financial I, Ltd., GMTN (SGD)(D)	3.265	02-19-20	12,250,000	8,820,219

Real Estate 0.15%

ProLogis International Funding SA (EUR)(D)	7.625	10-23-14	2,430,000	2,748,223

Real Estate Investment Trusts 0.17%

Dupont Fabros Technology LP (S)	8.500	12-15-17	$2,465,000	2,489,650

Omega Healthcare Investors, Inc.	7.000	04-01-14	600,000	595,500

Real Estate Management & Development 0.96%

Realogy Corp.	10.500	04-15-14	6,950,000	5,907,500

Realogy Corp., PIK	11.000	04-15-14	12,169,953	10,222,761

Sable International Finance, Ltd. (S)	7.750	02-15-17	1,590,000	1,621,800

See notes to financial statements

Annual report | Strategic Income Fund	15

		Maturity
	Rate	date	Par value	Value
Health Care 1.64%				$30,310,345

Health Care Equipment & Supplies 0.57%

HCA, Inc. (S)	8.500%	04-15-19	$10,000,000	10,450,000

Health Care Providers & Services 0.75%

BioScrip, Inc. (S)	10.250	10-01-15	2,260,000	2,203,500

Community Health Systems, Inc.	8.875	07-15-15	6,275,000	6,424,031

Hanger Orthopedic Group, Inc.	10.250	06-01-14	5,041,000	5,293,050

Pharmaceuticals 0.32%

Catalent Pharma Solutions, Inc., PIK	9.500	04-15-15	6,107,726	5,939,764

Industrials 5.92%				109,491,805

Aerospace & Defense 0.80%

Bombardier, Inc. (S)	7.750	03-15-20	2,350,000	2,379,375

Colt Defense LLC (S)	8.750	11-15-17	1,385,000	1,108,000

Hawker Beechcraft Acquisition Company LLC	8.500	04-01-15	6,381,000	5,344,088

Kratos Defense & Security Solutions, Inc. (S)	10.000	06-01-17	3,010,000	2,979,900

Pharmanet Development Group, Inc. (S)	10.875	04-15-17	3,030,000	2,969,400

Airlines 2.18%

Delta Air Lines, Inc. (S)	12.250	03-15-15	2,810,000	2,915,375

Delta Air Lines, Inc. (S)	9.500	09-15-14	6,715,000	6,882,875

Delta Air Lines, Inc., Series 2007-1, Class A	6.821	08-10-22	3,922,757	3,824,688

Global Aviation Holdings, Ltd. (S)	14.000	08-15-13	8,740,000	8,827,400

United Air Lines, Inc.	12.750	07-15-12	2,290,000	2,433,125

United Air Lines, Inc. (S)	12.000	11-01-13	6,170,000	6,308,825

United Air Lines, Inc.	10.400	11-01-16	2,343,730	2,542,947

United Air Lines, Inc. (S)	9.875	08-01-13	1,205,000	1,232,113

United Air Lines, Inc.	9.750	01-15-17	4,980,000	5,353,500

Building Materials 0.15%

Rearden G Holdings EINS GmbH (S)	7.875	03-30-20	1,590,000	1,550,250

Voto-Votorantim Overseas Trading
Operations NV (S)	6.625	09-25-19	1,205,000	1,183,913

Commercial Services & Supplies 0.27%

ARAMARK Services, Inc.	8.500	02-01-15	5,000,000	4,987,500

Diversified Financial Services 0.61%

Daimler Finance North America LLC, Series
EMTN (EUR)(D)	4.375	03-21-13	8,755,000	11,241,110

Electrical Equipment 0.19%

Baldor Electric Company	8.625	02-15-17	$1,330,000	1,353,275

Coleman Cable, Inc. (S)	9.000	02-15-18	2,205,000	2,155,387

Industrial Conglomerates 0.37%

Grupo Kuo SAB de CV (S)	9.750	10-17-17	3,380,000	3,549,000

Hutchison Whampoa International, Ltd. (S)	4.625	09-11-15	2,550,000	2,610,807

Smiths Group PLC (S)	7.200	05-15-19	520,000	603,633

Machinery 0.48%

Ingersoll-Rand Global Holding Company, Ltd.	6.000	08-15-13	2,905,000	3,211,614

Mueller Water Products, Inc.	7.375	06-01-17	6,475,000	5,730,375

Marine 0.10%

Navios Maritime Holdings, Inc.	9.500	12-15-14	2,000,000	1,945,000

See notes to financial statements

16	Strategic Income Fund | Annual report

		Maturity
	Rate	date	Par value	Value
Road & Rail 0.77%

Avis Budget Car Rental LLC (S)	9.625%	03-15-18	$2,675,000	$2,675,000

Kansas City Southern de Mexico SA de CV (S)	8.000	02-01-18	3,000,000	2,996,250

RailAmerica, Inc.	9.250	07-01-17	2,997,000	3,116,880

Western Express, Inc. (S)	12.500	04-15-15	5,830,000	5,480,200

Information Technology 0.61%				11,193,600

Electronic Equipment, Instruments & Components 0.13%

Freescale Semiconductor, Inc. (S)	9.250	04-15-18	2,390,000	2,372,075

Internet & Catalog Retail 0.16%

GXS Worldwide, Inc. (S)	9.750	06-15-15	3,095,000	2,901,562

IT Services 0.10%

Equinix, Inc.	8.125	03-01-18	1,810,000	1,837,150

Software 0.22%

Vangent, Inc.	9.625	02-15-15	4,355,000	4,082,813

Materials 5.80%				107,237,182

Chemicals 1.12%

American Pacific Corp.	9.000	02-01-15	4,340,000	4,247,775

Berry Plastics Corp.	8.875	09-15-14	2,660,000	2,553,600

Berry Plastics Corp.	8.250	11-15-15	5,255,000	5,163,037

Braskem S.A. (S)	11.750	01-22-14	2,800,000	3,416,000

Lumena Resources Corp. (S)	12.000	10-27-14	6,005,000	5,284,400

Containers & Packaging 1.61%

Ball Corp.	6.750	09-15-20	1,870,000	1,818,575

Ball Corp.	6.625	03-15-18	515,000	503,412

Cascades, Inc. (S)	7.875	01-15-20	1,695,000	1,678,050

Graham Packaging Company LP	9.875	10-15-14	1,035,000	1,042,763

Graham Packaging Company LP (S)	8.250	01-01-17	2,730,000	2,654,925

Graphic Packaging International, Inc.	9.500	08-15-13	8,060,000	8,201,050

Graphic Packaging International, Inc.	9.500	06-15-17	4,290,000	4,461,600

Owens-Brockway Glass Container, Inc.	8.250	05-15-13	3,200,000	3,240,000

Sealed Air Corp. (S)	7.875	06-15-17	3,025,000	3,198,084

Smurfit-Stone Container Enterprises, Inc. (H)	8.375	07-01-12	3,015,000	2,525,063

Smurfit-Stone Container Enterprises, Inc. (H)	8.000	03-15-17	455,000	387,888

Metals & Mining 1.88%

CII Carbon LLC (S)	11.125	11-15-15	16,010,000	15,689,800

CSN Islands XI Corp (S)	6.875	09-21-19	1,560,000	1,585,350

Essar Steel Algoma, Inc. (S)	9.375	03-15-15	3,550,000	3,638,750

Gerdau Holdings, Inc. (S)	7.000	01-20-20	2,525,000	2,556,563

OI European Group BV (EUR)(D)	6.875	03-31-17	1,715,000	2,013,378

Rio Tinto Finance USA, Ltd.	9.000	05-01-19	$2,500,000	3,159,623

Rio Tinto Finance USA, Ltd.	7.125	07-15-28	3,985,000	4,451,253

Teck Resources, Ltd.	10.750	05-15-19	1,385,000	1,668,925

Paper & Forest Products 1.19%

Abitibi-Consolidated Company of Canada (H)(S)	13.750	04-01-11	3,750,404	3,937,924

International Paper Company	7.950	06-15-18	2,990,000	3,481,568

NewPage Corp.	11.375	12-31-14	10,555,000	9,868,925

NewPage Corp.	10.000	05-01-12	1,290,000	749,813

See notes to financial statements

Annual report | Strategic Income Fund	17

		Maturity
	Rate	date	Par value	Value
Paper & Forest Products (continued)

PE Paper Escrow GmbH (S)	12.000%	08-01-14	$605,000	$662,475

Pope & Talbot, Inc. (H)	8.375	06-01-13	8,250,000	825

Verso Paper Holdings LLC (S)	11.500	07-01-14	1,415,000	1,510,513

Verso Paper Holdings LLC, Series B	9.125	08-01-14	1,995,000	1,885,275

Telecommunication Services 5.46%				100,964,737

Communications Equipment 0.09%

Singtel Group Treasury Pte, Ltd. (SGD)(D)	3.488	04-08-20	2,250,000	1,625,427

Diversified Telecommunication Services 2.24%

AT&T, Inc.	6.700	11-15-13	$2,730,000	3,122,066

Axtel SAB de CV (S)	9.000	09-22-19	1,705,000	1,449,250

Axtel SAB de CV (S)	7.625	02-01-17	5,000,000	4,200,000

Cincinnati Bell, Inc.	8.750	03-15-18	4,225,000	3,908,125

Citizens Communications Company	7.125	03-15-19	2,770,000	2,548,400

Intelsat Bermuda, Ltd.	11.250	02-04-17	10,320,000	10,165,200

Level 3 Financing, Inc. (S)	10.000	02-01-18	890,000	783,200

New Communications Holdings, Inc. (S)	8.500	04-15-20	4,035,000	3,974,475

Verizon Wireless Capital LLC	7.375	11-15-13	3,000,000	3,497,577

West Corp.	11.000	10-15-16	7,705,000	7,782,050

Wireless Telecommunication Services 3.13%

American Tower Corp.	7.000	10-15-17	3,500,000	3,858,750

Bakrie Telecom PTE, Ltd. (S)	11.500	05-07-15	5,700,000	5,130,000

CC Holdings GS V LLC (S)	7.750	05-01-17	2,365,000	2,506,900

Digicel Group, Ltd. (S)	8.250	09-01-17	6,190,000	6,066,200

Grupo Iusacell SA de CV (H)(S)	10.000	12-31-13	2,359,588	707,876

Nextel Communications, Inc., Series D	7.375	08-01-15	8,000,000	7,540,000

NII Capital Corp.	10.000	08-15-16	2,025,000	2,166,750

NII Capital Corp.	8.875	12-15-19	2,830,000	2,879,525

Rogers Cable Communications, Inc. (CAD)(D)	7.250	12-15-11	6,750,000	6,873,371

SBA Tower Trust (S)	5.101	04-15-17	$4,770,000	5,026,395

Sprint Capital Corp.	8.750	03-15-32	6,820,000	6,496,050

Sprint Capital Corp.	8.375	03-15-12	8,405,000	8,657,150

Utilities 0.93%				17,269,788

Electric Utilities 0.72%

Appalachian Power Company	5.000	06-01-17	2,305,000	2,401,148

Texas Competitive Electric Holdings Company
LLC, Series A	10.250	11-01-15	11,220,000	7,517,400

United Maritime Group LLC (S)	11.750	06-15-15	3,425,000	3,356,500

Independent Power Producers & Energy Traders 0.08%

Listrindo Capital BV (S)	9.250	01-29-15	1,435,000	1,449,709

Multi-Utilities 0.13%

Dominion Resources, Inc.	5.600	11-15-16	2,305,000	2,545,031

See notes to financial statements

18	Strategic Income Fund | Annual report

		Maturity
	Rate	date	Par value	Value
Convertible Bonds 3.26%				$60,266,693

(Cost $51,422,946)

Consumer Discretionary 1.68%				31,013,186

Automobiles 1.01%

Ford Motor Company	4.250%	11-15-16	$8,880,000	12,476,400

TRW Automotive, Inc. (S)	3.500	12-01-15	5,045,000	6,148,594

Household Durables 0.05%

Beazer Homes USA, Inc.	4.625	06-15-24	930,000	933,487

Media 0.62%

XM Satellite Radio, Inc. (S)	7.000	12-01-14	11,425,000	11,454,705

Energy 0.10%				1,780,425

Oil, Gas & Consumable Fuels 0.10%

Chesapeake Energy Corp.	2.250	12-15-38	2,460,000	1,780,425

Financials 0.43%				8,051,126

Capital Markets 0.18%

Janus Capital Group, Inc.	3.250	07-15-14	3,110,000	3,362,688

Real Estate Investment Trusts 0.25%

Corporate Office Properties LP (S)	4.250	04-15-30	2,985,000	2,876,794

ProLogis	3.250	03-15-15	1,935,000	1,811,644

Industrials 0.72%				13,277,831

Airlines 0.40%

Continental Airlines, Inc.	4.500	01-15-15	2,815,000	3,483,562

UAL Corp.	4.500	06-30-21	3,930,000	3,861,225

Containers & Packaging 0.15%

Owens-brockway Glass Container, Inc. (S)	3.000	06-01-15	2,835,000	2,735,775

Trading Companies & Distributors 0.17%

United Rentals, Inc.	4.000	11-15-15	2,535,000	3,197,269

Telecommunication Services 0.33%				6,144,125

Wireless Telecommunication Services 0.33%

NII Holdings, Inc.	2.750	08-15-25	6,175,000	6,144,125

U.S. Government & Agency Obligations 0.17%				$3,070,370

(Cost $2,700,567)

U.S. Government 0.17%				3,070,370
U.S. Treasury Bonds
Bond	9.250%	02-15-16	$1,000,000	1,368,672
Bond	8.125	08-15-19	1,225,000	1,701,698

Municipal Bonds 1.31%				$24,325,296

(Cost $22,972,119)

California 0.91%				16,917,116
California State Public Works Board, Series G2	8.361%	10-01-34	$6,040,000	6,499,765

County of Siskiyou	6.100	06-01-37	2,445,000	2,291,136

State of California	7.300	10-01-39	5,185,000	5,383,637

State of California	6.200	10-01-19	2,595,000	2,742,578

See notes to financial statements

Annual report | Strategic Income Fund	19

		Maturity
	Rate	date	Par value	Value
District of Columbia 0.25%				$4,542,101
Metropolitan Washington Airports Authority,
Series D	8.000%	10-01-47	$4,395,000	4,542,101

New York 0.15%				2,866,079
City of New York	5.206	10-01-31	3,005,000	2,866,079

Foreign Government Obligations 19.94%				$368,712,148

(Cost $372,856,087)

Australia 2.11%				39,104,864
New South Wales Treasury Corp.,
Series 12 (AUD)(D)	6.000%	05-01-12	27,337,000	23,525,097

New South Wales Treasury Corp.,
Series 14 (AUD)(D)	5.500	08-01-14	18,339,000	15,579,767

Brazil 1.59%				29,473,771
Federative Republic of Brazil (BRL)(D)	10.250	01-10-28	54,670,000	29,473,771

Canada 5.62%				103,822,567
Canada Housing Trust (CAD)(D)	4.800	06-15-12	2,340,000	2,354,247

Government of Canada (CAD)(D)	4.000	06-01-16	33,295,000	33,657,531

Ontario School Boards Financing Corp.,
Series 01A2 (CAD)(D)	6.250	10-19-16	8,485,000	9,094,067

Province of Ontario (CAD)(D)	4.750	06-02-13	14,000,000	14,138,410

Province of Ontario (CAD)(D)	4.500	03-08-15	8,915,000	8,969,703

Province of Ontario, Series GMTN (NZD)(D)	6.250	06-16-15	30,690,000	21,228,248

Province of Quebec (CAD)(D)	5.250	10-01-13	14,000,000	14,380,361

France 0.99%				18,287,821
Government of France (EUR)(D)	4.250	04-25-19	7,805,000	10,725,325

Government of France (EUR)(D)	2.500	01-12-14	5,900,000	7,562,496

Germany 2.33%				43,025,304
Federal Republic of Germany (EUR)(D)	5.000	01-04-12	8,590,000	11,331,284

Federal Republic of Germany (EUR)(D)	4.250	07-04-18	5,680,000	7,931,755

Federal Republic of Germany (EUR)(D)	2.250	04-10-15	18,726,000	23,762,265

Indonesia 0.23%				4,284,900
Republic of Indonesia (S)	5.875	03-13-20	$4,140,000	4,284,900

Korea 2.14%				39,546,281
Korea Development Bank	4.375	08-10-15	1,530,000	1,523,531

Korea Development Bank (SGD)(D)	2.440	05-25-12	4,250,000	3,057,283

Republic of Korea, Series 1212 (KRW)(D)	4.250	12-10-12	21,000,000,000	17,740,952

Republic of Korea, Series 1409 (KRW)(D)	5.000	09-10-14	9,900,000,000	8,487,818

Republic of Korea, Series 1809 (KRW)(D)	5.750	09-10-18	9,930,000,000	8,736,697

Mexico 0.28%				5,263,000
Government of Mexico	11.375	09-15-16	$3,800,000	5,263,000

Norway 1.44%				26,533,248
Government of Norway (NOK)(D)	5.000	05-15-15	92,202,000	16,008,889

Government of Norway (NOK)(D)	4.500	05-22-19	61,486,000	10,524,359

Philippines 1.05%				19,403,750
Republic of the Philippines (PHP)(D)	7.000	01-27-16	890,000,000	19,403,750

See notes to financial statements

20	Strategic Income Fund | Annual report

		Maturity
	Rate	date	Par value	Value
Sweden 1.83%				$33,828,542
Kingdom of Sweden (SEK)(D)	3.750%	08-12-17	120,830,000	16,833,023

Kingdom of Sweden, Series 1047 (SEK)(D)	5.000	12-01-20	110,425,000	16,995,519

Turkey 0.24%				4,505,950
Republic of Turkey	6.750	05-30-40	$4,540,000	4,505,950

Ukraine 0.09%				1,632,150
Government of Ukraine (S)	6.580	11-21-16	1,755,000	1,632,150

Supranational Obligations 4.21%				$77,769,930

(Cost $75,183,308)

Supranational 4.21%				77,769,930
Council of Europe Development Bank (AUD)(D)	5.250%	05-27-13	10,550,000	8,851,111

European Investment Bank,
Series MTN (AUD)(D)	5.375	05-20-14	11,836,000	9,864,333

Inter-American Development Bank,
Series INTL (NZD)(D)	7.250	05-24-12	20,555,000	14,645,298

Inter-American Development Bank,
Series MPLE (CAD)(D)	4.250	12-02-12	4,770,000	4,749,289

Inter-American Development Bank,
Series MTN (AUD)(D)	5.375	05-27-14	13,790,000	11,580,122

International Bank for Reconstruction &
Development (NZD)(D)	5.375	12-15-14	18,470,000	12,549,963

International Finance Corp., Series
MTN (AUD)(D)	7.500	02-28-13	9,510,000	8,480,488

Swedish Export Credit Company, Series
GMTN (NZD)(D)	7.625	06-30-14	9,700,000	7,049,326

Term Loans (M) 2.73%				$50,508,741

(Cost $49,500,402)

Consumer Discretionary 1.46%				26,907,113

Hotels, Restaurants & Leisure 0.28%

East Valley Tourist Development Authority	12.000%	08-06-12	$513,432	441,551

Greektown Holdings LLC	14.500	09-30-10	4,294,656	4,337,603

Greektown Holdings LLC (U)	—	09-30-10	448,277	452,759

Media 0.95%

Citadel Broadcasting Corp. (T)	—	06-12-14	11,497,500	11,152,575

Dex Media West, Inc.	7.500	10-24-14	1,944,190	1,784,766

SuperMedia, Inc.	11.000	12-31-15	5,421,861	4,583,408

Multiline Retail 0.23%

Michaels Stores, Inc.	2.693	10-31-13	4,567,122	4,154,451

Financials 0.06%				1,160,250

Real Estate Management & Development 0.06%

Realogy Corp.	13.500	10-15-17	1,105,000	1,160,250

Health Care 0.07%				1,313,363

Health Care Equipment & Supplies 0.07%

Bausch & Lomb, Inc. (EUR)(D)	3.734	04-24-15	1,114,350	1,313,363

See notes to financial statements

Annual report | Strategic Income Fund	21

		Maturity
	Rate	date	Par value	Value
Industrials 0.76%				$14,072,596

Airlines 0.67%

Delta Airlines, Inc.	3.548%	04-30-14	$9,961,518	8,853,299

US Airways Group, Inc.	2.813	03-21-14	4,690,909	3,631,059

Commercial Services & Supplies 0.09%

Quebecor World Capital Corp. (I)	9.000	07-23-12	1,576,415	1,588,238

Materials 0.38%				7,055,419

Paper & Forest Products 0.38%

AbitibiBowater, Inc.	11.000	03-30-11	7,375,000	7,055,419

Collateralized Mortgage Obligations 7.52%				$139,078,112

(Cost $132,144,839)

American Home Mortgage Assets,
Series 2006-6, Class XP IO	2.582%	12-25-46	$51,687,764	2,207,481

American Tower Trust,
Series 2007-1A, Class C (S)	5.615	04-15-37	1,285,000	1,350,797

Bear Stearns Mortgage Funding Trust,
Series 2006-AR1, Class 2A1 (P)	0.563	08-25-36	1,933,457	1,017,424

Commercial Mortgage Pass
Through Certificates,
Series 2007-C9, Class A4	5.816	12-10-49	11,395,000	11,474,404

Countrywide Alternative Loan Trust,
Series 2006-OA12, Class X IO	2.945	09-20-46	26,355,349	1,019,106

Crown Castle Towers LLC
Series 2006-1A, Class F (S)	6.650	11-15-36	3,210,000	3,332,905
Series 2006-1A, Class G (S)	6.795	11-15-36	3,835,000	3,981,576

Downey Savings & Loan Association Mortgage
Loan Trust,
Series 2005-AR2, Class X2 IO	2.287	03-19-45	89,765,926	3,061,189

Federal National Mortgage Association
Series 398, Class C3 IO	4.500	05-25-39	14,957,953	3,413,983
Series 402, Class 3 IO	4.000	11-25-39	9,816,249	2,286,808
Series 402, Class 4 IO	4.000	10-25-39	17,451,711	4,044,914
Series 402, Class 7 IO	4.500	11-25-39	23,847,494	5,405,919

First Horizon Alternative Mortgage Securities,
Series 2006-RE1, Class A1	5.500	05-25-35	3,558,169	2,876,876

Global Tower Partners Acquisition Partners LLC,
Series 2007-1A, Class G (S)	7.874	05-15-37	1,840,000	1,961,955

Greenpoint Mortgage Funding Trust
Series 2005-AR4, Class 4A2 (P)	0.703	10-25-45	4,828,179	1,196,321
Series 2006-AR1, Class A2A (P)	0.713	02-25-36	2,730,748	804,833

Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class A4 (P)	6.085	07-10-38	9,865,000	10,007,088

GSR Mortgage Loan Trust,
Series 2005-AR6, Class 3A1	2.848	09-25-35	8,408,727	7,918,857

Harborview Corp. Net Interest Margin Notes,
Series 2007-3A, Class N1 (I)(S)	6.654	05-19-37	34,143	0

Harborview Mortgage Loan Trust
Series 2005-8, Class 1X IO	2.440	09-19-35	29,504,543	1,152,521
Series 2006-SB1, Class A1A (P)	1.271	12-19-36	4,933,800	2,142,986
Series 2007-3, Class ES IO	0.350	05-19-47	65,729,503	348,366
Series 2007-4, Class ES IO	0.350	07-19-47	73,516,173	419,042
Series 2007-6, Class ES IO (S)	0.343	08-19-37	52,949,094	349,994

See notes to financial statements

22	Strategic Income Fund | Annual report

		Maturity
	Rate	date	Par value	Value

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.385%	10-25-36	$69,868,121	$2,403,463
Series 2005-AR18, Class 2X IO	2.110	10-25-36	77,495,347	2,758,834

JPMorgan Chase Commercial Mortgage
Securities Corp.,
Series 2007-CB18, Class A4	5.440	06-12-47	9,205,000	8,915,124

LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3	5.866	09-15-45	8,715,000	8,523,762
Series 2007-C2, Class A3	5.430	02-15-40	9,135,000	8,785,687

Morgan Stanley Capital I,
Series 2007-IQ13, Class A4	5.364	03-15-44	8,460,000	8,136,552

Morgan Stanley Mortgage Loan Trust,
Series 2004-9, Class 1A	6.076	11-25-34	5,243,954	5,201,446

Washington Mutual, Inc.
Series 2005-AR13, Class X IO	1.675	10-25-45	167,812,161	5,244,130
Series 2005-AR13, Class B1	0.943	10-25-45	5,043,006	550,219
Series 2005-AR6, Class B1	0.943	04-25-45	8,063,965	1,046,735

Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR5, Class 1A1	5.090	04-25-35	10,443,099	9,973,464

Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR12, Class 1A1	5.878	09-25-36	7,316,680	5,763,351

Asset Backed Securities 1.05%				$19,392,509

(Cost $18,488,926)

DB Master Finance LLC
Series 2006-1, Class-A2 (S)	5.779%	06-20-31	$2,460,000	$2,427,011
Series 2006-1, Class-M1 (S)	8.285	06-20-31	2,755,000	2,549,146

Dominos Pizza Master Issuer LLC
Series 2007-1, Class M1 (S)	7.629	04-25-37	9,725,000	8,387,908
Series 2007-1, Class A2 (S)	5.261	04-25-37	6,055,000	5,646,120

Lehman XS Trust, Series 2005-5N, Class 3A2	0.703	11-25-35	1,144,135	382,324

			Shares	Value
Common Stocks 3.19%				$58,959,466

(Cost $62,300,740)

Consumer Discretionary 1.53%				28,311,176

Auto Components 0.68%

Lear Corp. (I)			184,688	12,497,837

Hotels, Restaurants & Leisure 0.00%

Fontainebleau Resorts LLC, Class A (I)			67,568	0

Media 0.85%

Charter Communications, Inc., Class A (I)			204,059	7,346,124

Dex One Corp. (I)			16,038	328,458

Sirius XM Radio, Inc. (I)			7,029,018	7,239,889

SuperMedia, Inc. (I)			29,833	898,868

Energy 0.17%				3,216,100

Oil, Gas & Consumable Fuels 0.17%

OGX Petroleo e Gas Participacoes SA (I)			361,340	3,216,100

See notes to financial statements

Annual report | Strategic Income Fund	23

	Shares	Value
Financials 1.19%		$21,997,758

Capital Markets 0.38%

Apollo Investment Corp.	244,479	2,549,916

Ares Capital Corp.	334,012	4,522,522

Commercial Banks 0.36%

Ameris Bancorp	89,168	1,004,923

First Michigan Bank (I)	1,023,611	5,620,264

Real Estate Investment Trusts 0.45%

Homburg Invest, Inc., Class A (I)	862,868	8,300,133

Materials 0.24%		4,342,403

Chemicals 0.20%

LyondellBasell Industries, Class A (I)	104,687	1,860,288

Lyondellbasell Industries, Class B (I)	95,948	1,698,280

Containers & Packaging 0.04%

Pactiv Corp. (I)	27,426	783,835

Telecommunication Services 0.06%		1,092,029

Diversified Telecommunication Services 0.04%

Chunghwa Telecom Company, Ltd., ADR	29,497	562,213

Colt Telecom Group SA (I)	31,242	57,278

Deutsche Telekom AG, SADR	8,253	92,351

Manitoba Telecom Services, Inc.	910	24,428

Wireless Telecommunication Services 0.02%

USA Mobility, Inc.	25,267	355,759

Preferred Stocks 1.99%		$36,730,239

(Cost $34,911,090)

Consumer Discretionary 0.17%		3,186,118

Auto Components 0.17%

Lear Corp., Series A (I)	47,554	3,186,118

Financials 1.82%		33,544,121

Commercial Banks 0.55%

Wells Fargo & Company, Series L, 7.500%	10,755	10,109,700

Diversified Financial Services 1.27%

Bank of America Corp., Series L, 7.250%	12,790	11,830,878

Citigroup Capital XII (8.500% to 3-30-15, then
3 month LIBOR + 5.870%), 8.500%	114,140	2,837,520

Citigroup, Inc., 7.500%	73,270	8,766,023

	Notional
Issuer	par	Value
Options Purchased 0.67%		$12,485,697

(Cost $13,462,909)

Over the Counter Purchase Call on the AUD vs. USD
(Expiration Date: 4-26-11; Strike Price: $0.98) (I)	70,200,000	467,566

Over the Counter Purchase Call on the AUD vs. USD
(Expiration Date: 5-17-11; Strike Price: $0.94) (I)	68,600,000	827,064

See notes to financial statements

24	Strategic Income Fund | Annual report

Issuer			Notional par	Value

Over the Counter Purchase Call on the NZD
vs. USD (Expiration Date: 2-22-11; Strike Price $0.75) (I)			68,600,000	$622,831

Over the Counter Purchase Call on the USD
vs. CAD (Expiration Date: 8-2-10; Strike Price: $1.00) (I)			63,450,000	412,425

Over the Counter Purchase Call on the USD
vs. CAD (Expiration Date: 9-22-10; Strike Price: $0.97) (I)			73,200,000	453,840

Over the Counter Purchase Put on the CAD
vs. USD (Expiration Date: 11-16-10; Strike Price: $0.97) (I)			68,700,000	700,740

Over the Counter Purchase Put on the EUR
vs. USD (Expiration Date 11-4-10; Strike Price $1.25) (I)			68,900,000	3,946,963

Over the Counter Purchase Put on the EUR
vs. USD (Expiration Date: 5-19-11; Strike Price $1.10) (I)			68,600,000	2,074,518

Over the Counter Purchase Put on the EUR
vs. USD (Expiration Date: 11-11-10; Strike Price: $1.18) (I)			68,600,000	2,108,250

Over the Counter Purchase Put on the USD
vs. JPY (Expiration Date: 9-14-10; Strike Price: $97.00) (I)			127,000,000	863,600

Purchase Put on the USD vs. MXN (Expiration
Date: 6-11-10; Strike Price: $12.10) (I)			59,400,000	7,900

			Shares	Value
Warrants 0.00%				$572

(Cost $28,043)

Consumer Discretionary 0.00%				572

Media 0.00%

Virgin Media, Inc. (Expiration date: 1-13-11; Strike price $105.17) (I)			28,043	572

		Maturity
	Rate	date	Par value	Value
Short-Term Investments 1.72%				$31,733,000

(Cost $31,733,000)

Repurchase Agreement 0.37%				6,733,000
Repurchase Agreement with State Street Corp.
dated 5-28-10 at 0.010% to be repurchased
at $6,733,007 on 6-1-10, collateralized by
$6,620,000 Federal Home Loan Mortgage
Corp., 4.125% due 2-24-11 (valued
at $6,868,250).			$6,733,000	6,733,000

		Maturity
	Yield*	date	Par value	Value
U.S. Government Agency 1.35%				25,000,000
Federal Home Loan Bank Discount Note	0.060%	06-01-2010	25,000,000	25,000,000

Total investments (Cost $1,777,110,519)† 96.80%			$1,789,644,103

Other assets and liabilities, net 3.20%				$59,193,463

Total net assets 100.00%			$1,848,837,566

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

See notes to financial statements

Annual report | Strategic Income Fund	25

Notes to Schedule of Investments

Currency abbreviations
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
EUR — Euro
IDR — Indonesian Rupiah
JPY — Japanese Yen
KRW — Korean Won
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zealand Dollar
PHP — Philippines Peso
SEK — Swedish Krona
SGD — Singapore Dollar

ADR American Depositary Receipts

BKNT Bank Note

EMTN European Medium Term Note

GMTN Global Medium Term Note

IO Interest Only Security — Interest Tranche of Stripped Mortgage Pool

MTN Medium-Term Note

PIK Paid In Kind

SADR Sponsored American Depositary Receipts

(D) Par value of foreign bonds is expressed in local currency as shown parenthetically in security description.

(H) Defaulted security. Currently, the issuer is in default with respect to interest payments.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end unless the investment is unsettled.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $421,003,349 or 22.79% of the Fund’s net assets as of 5-31-10.

(T) All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

(U) All or a portion of this position represents unfunded loan commitment.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 5-31-10, the aggregate cost of investment securities for federal income tax purposes was $1,781,071,988. Net unrealized appreciation aggregated $8,572,115, of which $106,561,437 related to appreciated investment securities and $97,989,322 related to depreciated investment securities.

The portfolio had the following country concentration as a percentage of total net assets on 5-31-10:

United States	57%
Canada	9%
Australia	5%
Brazil	4%
Germany	3%
Korea	2%
Sweden	2%
New Zealand	2%
Other Countries	8%
Short-Term Investments & Other	8%

See notes to financial statements

26	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $1,777,110,519)	$1,789,644,103
Cash	24,136
Foreign currency, at value (Cost $28,584,333)	28,378,906
Receivable for investments sold	11,338,990
Receivable for forward foreign currency exchange contracts (Note 3)	41,362,630
Receivable for fund shares sold	11,860,507
Dividends and interest receivable	33,058,708
Receivable for futures variation margin	48,064
Other receivables and prepaid assets	300,028

Total assets	1,916,016,072

Liabilities

Payable for investments purchased	35,612,378
Payable for forward foreign currency exchange contracts (Note 3)	24,949,835
Payable for fund shares repurchased	3,445,974
Distributions payable	2,795,866
Payable to affiliates
Accounting and legal services fees	24,337
Transfer agent fees	84,365
Distribution and service fees	7,674
Trustees’ fees	53,563
Management fees	177
Other liabilities and accrued expenses	204,337

Total liabilities	67,178,506

Net assets

Capital paid-in	$1,927,732,092
Accumulated distributions in excess of net investment income	(2,303,869)
Accumulated net realized loss on investments, futures contracts, written
options and foreign currency transactions	(104,926,146)
Net unrealized appreciation on investments, written options and
translation of assets and liabilities in foreign currencies	28,335,489

Net assets	$1,848,837,566

See notes to financial statements

Annual report | Strategic Income Fund	27

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($1,155,372,955 ÷ 182,692,246 shares)	$6.32
Class B ($143,506,185 ÷ 22,686,483 shares)[1]	$6.33
Class C ($399,582,985 ÷ 63,191,956 shares)[1]	$6.32
Class I ($141,143,082 ÷ 22,369,714 shares)	$6.31
Class R1 ($7,604,755 ÷ 1,200,945 shares)	$6.33
Class R3 ($416,169 ÷ 65,939 shares)	$6.31
Class R4 ($930,533 ÷ 147,379 shares)	$6.31
Class R5 ($280,902 ÷ 44,492 shares)	$6.31

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$6.62

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements

28	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 5-31-10

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$131,502,558
Dividends	1,342,860
Less foreign taxes withheld	(175,716)

Total investment income	132,669,702

Expenses

Investment management fees (Note 5)	5,485,153
Distribution and service fees (Note 5)	7,475,583
Accounting and legal services fees (Note 5)	254,454
Transfer agent fees (Note 5)	1,702,693
Trustees’ fees (Note 5)	118,796
State registration fees	88,401
Printing and postage fees	192,075
Professional fees	195,345
Custodian fees	294,162
Registration and filing fees	17,584
Other	90,468

Total expenses	15,914,714
Less expense reductions (Note 5)	(83,702)

Net expenses	15,831,012

Net investment income	116,838,690

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	38,337,568
Futures contracts (Note 3)	(10,004,541)
Written options (Note 3)	3,968,113
Foreign currency transactions	(41,476,869)
(9,175,729)
Change in net unrealized appreciation (depreciation) of
Investments	123,719,836
Written options (Note 3)	(729,916)
Translation of assets and liabilities in foreign currencies	48,583,400
171,573,320
Net realized and unrealized gain	162,397,591

Increase in net assets from operations	$279,236,281

See notes to financial statements

Annual report | Strategic Income Fund	29

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-10	5-31-09
Increase (decrease) in net assets

From operations
Net investment income	$116,838,690	$72,054,532
Net realized gain (loss)	(9,175,729)	35,987,951
Change in net unrealized appreciation (depreciation)	171,573,320	(149,114,408)

Increase (decrease) in net assets resulting from operations	279,236,281	(41,071,925)

Distributions to shareholders
From net investment income
Class A	(74,158,622)	(49,619,209)
Class B	(9,690,225)	(9,660,228)
Class C	(20,802,707)	(11,545,185)
Class I	(7,987,342)	(1,664,925)
Class R1	(439,195)	(319,683)
Class R3	(7,304)	(44)
Class R4	(23,249)	(45)
Class R5	(10,947)	(46)
From net realized gain
Class A	(5,106,572)	(16,093,386)
Class B	(722,905)	(3,528,378)
Class C	(1,593,582)	(4,092,123)
Class I	(546,383)	(448,575)
Class R1	(30,965)	(105,882)
Class R3	(141)	—
Class R4	(141)	—
Class R5	(1,324)	—

Total distributions	(121,121,604)	(97,077,709)

From Fund share transactions (Note 6)	588,598,187	79,270,373

Total increase (decrease)	746,712,864	(58,879,261)

Net assets

Beginning of year	1,102,124,702	1,161,003,963

End of year	$1,848,837,566	$1,102,124,702

Undistributed (distributions in excess of) net
investment income	($2,303,869)	$39,811,655

See notes to financial statements

30	Strategic Income Fund | Annual report

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06
Per share operating performance

Net asset value, beginning of year	$5.61	$6.40	$6.61	$6.81	$6.99
Net investment income[1]	0.48	0.41	0.40	0.32	0.30
Net realized and unrealized gain (loss) on investments	0.73	(0.64)	(0.15)	0.07	—
Total from investment operations	1.21	(0.23)	0.25	0.39	0.30
Less distributions
From net investment income	(0.47)	(0.42)	(0.40)	(0.35)	(0.34)
From net realized gain	(0.03)	(0.14)	(0.06)	(0.24)	(0.14)
Total distributions	(0.50)	(0.56)	(0.46)	(0.59)	(0.48)
Net asset value, end of year	$6.32	$5.61	$6.40	$6.61	$6.81
Total return (%)[2]	22.03	(3.06)	3.93	5.98	4.38

Ratios and supplemental data

Net assets, end of year (in millions)	$1,155	$720	$765	$784	$818
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.93[3]	0.90	0.87	0.88
Expenses net of fee waivers and credits	0.85	0.93[3]	0.90	0.87	0.88
Net investment income	7.77	7.23	6.00	4.80	4.26
Portfolio turnover (%)	67	43	52	118	52

[1] Based on the average daily shares outstanding.
[2] Assumes dividend reinvestment (if applicable).
[3] Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

CLASS B SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06
Per share operating performance

Net asset value, beginning of year	$5.61	$6.40	$6.61	$6.81	$6.99
Net investment income[1]	0.44	0.37	0.35	0.27	0.25
Net realized and unrealized gain (loss) on investments	0.73	(0.64)	(0.14)	0.07	0.01
Total from investment operations	1.17	(0.27)	0.21	0.34	0.26
Less distributions
From net investment income	(0.42)	(0.38)	(0.36)	(0.30)	(0.30)
From net realized gain	(0.03)	(0.14)	(0.06)	(0.24)	(0.14)
Total distributions	(0.45)	(0.52)	(0.42)	(0.54)	(0.44)
Net asset value, end of year	$6.33	$5.61	$6.40	$6.61	$6.81
Total return (%)[2]	21.37	(3.73)	3.21	5.27	3.67

Ratios and supplemental data

Net assets, end of year (in millions)	$144	$131	$184	$242	$350
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.63[3]	1.60	1.54	1.57
Expenses net of fee waivers and credits	1.55	1.63[3]	1.60	1.54	1.57
Net investment income	7.07	6.51	5.27	4.12	3.57
Portfolio turnover (%)	67	43	52	118	52

1 Based on the average daily shares outstanding.
2 Assumes dividend reinvestment (if applicable).
3 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

See notes to financial statements

Annual report | Strategic Income Fund	31

CLASS C SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06
Per share operating performance

Net asset value, beginning of year	$5.61	$6.40	$6.61	$6.81	$6.99
Net investment income[1]	0.44	0.37	0.35	0.27	0.25
Net realized and unrealized gain (loss) on investments	0.72	(0.64)	(0.14)	0.07	—
Total from investment operations	1.16	(0.27)	0.21	0.34	0.25
Less distributions
From net investment income	(0.42)	(0.38)	(0.36)	(0.30)	(0.29)
From net realized gain	(0.03)	(0.14)	(0.06)	(0.24)	(0.14)
Total distributions	(0.45)	(0.52)	(0.42)	(0.54)	(0.43)
Net asset value, end of year	$6.32	$5.61	$6.40	$6.61	$6.81
Total return (%)[2]	21.18	(3.73)	3.21	5.24	3.65

Ratios and supplemental data

Net assets, end of year (in millions)	$400	$201	$193	$219	$270
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.63[3]	1.60	1.57	1.58
Expenses net of fee waivers and credits	1.55	1.63[3]	1.60	1.57	1.58
Net investment income	7.05	6.53	5.29	4.10	3.56
Portfolio turnover (%)	67	43	52	118	52

[1] Based on the average daily shares outstanding.
[2] Assumes dividend reinvestment (if applicable).
[3] Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

CLASS I SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06
Per share operating performance

Net asset value, beginning of year	$5.59	$6.40	$6.61	$6.81	$6.99
Net investment income[1]	0.51	0.42	0.42	0.34	0.32
Net realized and unrealized gain (loss) on investments	0.73	(0.65)	(0.14)	0.07	0.01
Total from investment operations	1.24	(0.23)	0.28	0.41	0.33
Less distributions
From net investment income	(0.49)	(0.44)	(0.43)	(0.37)	(0.37)
From net realized gain	(0.03)	(0.14)	(0.06)	(0.24)	(0.14)
Total distributions	(0.52)	(0.58)	(0.49)	(0.61)	(0.51)
Net asset value, end of year	$6.31	$5.59	$6.40	$6.61	$6.81
Total return (%)[2]	22.71	(3.03)	4.33	6.38	4.78

Ratios and supplemental data

Net assets, end of year (in millions)	$141	$45	$13	$16	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	0.48	0.57[3]	0.51	0.49	0.49
Expenses net of fee waivers and credits	0.48	0.57[3]	0.51	0.49	0.49
Net investment income	8.10	7.70	6.35	5.19	4.64
Portfolio turnover (%)	67	43	52	118	52

1 Based on the average daily shares outstanding.

2  Assumes dividend reinvestment (if applicable).

3 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

See notes to financial statements

32	Strategic Income Fund | Annual report

CLASS R1 SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06
Per share operating performance

Net asset value, beginning of year	$5.61	$6.40	$6.61	$6.81	$6.99
Net investment income[1]	0.46	0.38	0.37	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.73	(0.64)	(0.14)	0.07	—
Total from investment operations	1.19	(0.26)	0.23	0.36	0.28
Less distributions
From net investment income	(0.44)	(0.39)	(0.38)	(0.32)	(0.32)
From net realized gain	(0.03)	(0.14)	(0.06)	(0.24)	(0.14)
Total distributions	(0.47)	(0.53)	(0.44)	(0.56)	(0.46)
Net asset value, end of year	$6.33	$5.61	$6.40	$6.61	$6.81
Total return (%)[2]	21.61	(3.44)	3.46	5.58	4.07

Ratios and supplemental data

Net assets, end of year (in millions)	$8	$5	$5	$5	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.33	1.35	1.26	1.19
Expenses net of fee waivers and credits	1.22	1.33	1.35	1.26	1.19
Net investment income	7.42	6.81	5.54	4.44	4.00
Portfolio turnover (%)	67	43	52	118	52

[1] Based on the average daily shares outstanding.
[2] Assumes dividend reinvestment (if applicable).

CLASS R3 SHARES Period ended				5-31-10	5-31-09[1]
Per share operating performance

Net asset value, end of year				$5.59	$5.58
Net investment income[2]				0.47	0.01
Net realized and unrealized gain on investments				0.72	0.01
Total from investment operations				1.19	0.02
Less distributions
From net investment income				(0.44)	(0.01)
From net realized gain				(0.03)	—
Total distributions				(0.47)	(0.01)
Net asset value, end of year				$6.31	$5.59
Total return (%)[3,4]				21.80	0.36[5]

Ratios and supplemental data
Net assets, end of year (in millions)				—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions				1.63	3.49[7,8]
Expenses net of fee waivers and credits				1.25	1.25[7,8]
Net investment income				7.43	6.02[7]
Portfolio turnover (%)				67	43

1 The inception date for Class R3 shares is 5-21-09.

2 Based on the average daily shares outstanding.

3 Assumes dividend reinvestment (if applicable).
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.
8 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

See notes to financial statements

Annual report | Strategic Income Fund	33

CLASS R4 SHARES Period ended	5-31-10	5-31-09[1]
Per share operating performance

Net asset value, beginning of year	$5.59	$5.58
Net investment income[2]	0.49	0.01
Net realized and unrealized gain on investments	0.72	0.01
Total from investment operations	1.21	0.02
Less distributions
From net investment income	(0.46)	(0.01)
From net realized gain	(0.03)	—
Total distributions	(0.49)	(0.01)
Net asset value, end of year	$6.31	$5.59
Total return (%)[3]	22.17	0.36[4,5]

Ratios and supplemental data

Net assets, end of year (in millions)	$1	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	3.25[7,8]
Expenses net of fee waivers and credits	0.92	0.95[7,8]
Net investment income	7.74	6.32[7]
Portfolio turnover (%)	67	43

1 The inception date for Class R4 shares is 5-21-09.
2 Based on the average daily shares outstanding.
3 Assumes dividend reinvestment (if applicable).
4 Not annualized.
5 Total returns would have been lower had certain expenses not been reduced during the period shown.
6 Less than $500,000.
7 Annualized.
8 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

CLASS R5 SHARES Period ended	5-31-10	5-31-09[1]
Per share operating performance

Net asset value, beginning of year	$5.59	$5.58
Net investment income[2]	0.52	0.01
Net realized and unrealized gain on investments	0.71	0.01
Total from investment operations	1.23	0.02
Less distributions
From net investment income	(0.48)	(0.01)
From net realized gain	(0.03)	—
Total distributions	(0.51)	(0.01)
Net asset value, end of year	$6.31	$5.59
Total return (%)[3,4]	22.52	0.36[5]

Ratios and supplemental data

Net assets, end of year (in millions)	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	3.00[7,8]
Expenses net of fee waivers and credits	0.65	0.65[7,8]
Net investment income	8.23	6.62[7]
Portfolio turnover (%)	67	43

1 The inception date for Class R5 shares is 5-21-09.
2 Based on the average daily shares outstanding.
3 Assumes dividend reinvestment (if applicable).
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.
8 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

See notes to financial statements

34	Strategic Income Fund | Annual report

Notes to financial statements

Note 1 — Organization

John Hancock Strategic Income Fund (the Fund) is a diversified series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Strategic Income Fund	35

The following is a summary of the values by input classification of the Fund’s investments as of May 31, 2010, by major security category or type:

			LEVEL 2	LEVEL 3
	TOTAL MARKET		SIGNIFICANT	SIGNIFICANT
	VALUE	LEVEL 1	OBSERVABLE	UNOBSERV-
INVESTMENTS IN SECURITIES	AT 5-31-10	QUOTED PRICE	INPUTS	ABLE INPUTS

Corporate Bonds	$906,611,330	—	$880,656,330	$25,955,000
Convertible Bonds	60,266,693	—	48,811,988	11,454,705
U.S. Government & Agency	3,070,370	—	3,070,370	—
Obligations
Municipal Bonds	24,325,296	—	24,325,296	—
Foreign Government	368,712,148	—	368,712,148	—
Obligations
Supranational Obligations	77,769,930	—	77,769,930	—
Term Loans	50,508,741	—	50,508,741	—
Collateralized Mortgage	139,078,112	—	132,414,928	6,663,184
Obligations
Asset Backed Securities	19,392,509	—	19,392,509	—
Common Stocks	58,959,466	$53,281,924	57,278	5,620,264
Preferred Stocks	36,730,239	33,892,719	2,837,520	—
Options Purchased	12,485,697	—	12,477,797	7,900
Warrants	572	572	—	—
Short-Term Investments	31,733,000	—	31,733,000	—

Total investments in
securities	$1,789,644,103	$87,175,215	$1,652,767,835	$49,701,053
Other Financial Instruments	$16,412,795	—	$16,412,795	—
Totals	$1,806,056,898	$87,175,215	$1,669,180,630	$49,701,053

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

				COLLAT-					OTHER
				ERALIZED	ASSET				FINANCIAL
	CORPORATE	CONVERTIBLE	TERM	MORTGAGE	BACKED	PURCHASED	COMMON		INSTRU-
	BONDS	BONDS	LOANS	OBLIGATIONS	SECURITIES	OPTIONS	STOCK	TOTALS	MENTS

Balance as of	$3,906,213	$2,111,506	$236,478	$18,749,981	$2,490,400	$1,071,389	$101,291	$28,667,258	($688,591)
Jun 1,2009

Accrued	143,742	345,850	—	10	—	—	—	489,601	—
discounts/
premiums

Realized gain	837,709	—	—	6,075,332	—	(1,503,003)	—	5,410,038	1,418,507
(loss)

Change in	716,431	4,512,460	4,826	999,103	—	(236,458)	(622,693)	5,373,670	(729,916)
unrealized
gain (loss)

Net purchases	20,301,755	4,484,889	(241,304)	(9,283,755)	—	675,972	6,141,666	22,079,223	—
(sales)

Net transfers	49,150	—	—	(9,877,487)	(2,490,400)	—	—	(12,318,737)	—
in and/out of
Level 3

Balance as of	$25,955,000	$11,454,705	—	$6,663,184	—	$7,900	$5,620,264	$49,701,053	—
May 31,2010

During the year ended May 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices

36	Strategic Income Fund | Annual report

are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of non-U.S. securities, used in computing the net asset value of the Fund’s shares, are generally determined at these times. Significant market events that affect the values of non-U.S. securities may occur after the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Term loans. Floating rate loans are generally subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss. Fees associated with loan amendments are accrued daily. At May 31, 2010, the Fund had $452,759 in unfunded loan commitments outstanding.

Loan participations and assignments. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. A Fund’s failure to receive scheduled interest or principal payments on a term loan due to a default, bankruptcy or other reasons would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Fund may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be

Annual report | Strategic Income Fund	37

placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized securities gains and losses is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Funds investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Stripped securities. Stripped mortgage backed securities are financial instruments that derive their value from other instruments so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully receive its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal because the counterparty or issuer has defaulted on its obligation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with the custodian which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $150 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis based on their relative average net assets. For the year ended May 31, 2010, the Fund had no significant borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the funds’ relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

38	Strategic Income Fund | Annual report

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $96,820,443 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2010.

CAPITAL LOSS CARRYFORWARD EXPIRING AT MAY 31

2011	2012	2013	2015	2016	2017	2018

$29,326,320	$24,542,934	$21,276,412	$6,219,755	$664,392	$9,231,657	$5,558,973

As of May 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gains distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2010 and May 31, 2009 were as follows: Ordinary income $121,121,604 and $97,077,709, respectively.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of May 31, 2010, the components of distributable earnings on a tax basis included $19,137,201 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities, expiration of capital loss carryforwards and distribution reclassifications.

Note 3 — Derivative instruments

The Fund may invest in derivatives, including futures contracts, forward foreign currency contracts and written and purchased options, in order to meet its investment objective. The Fund may use derivatives to manage against anticipated changes in securities markets, currency or interest rates, maintain diversification and liquidity, access certain securities markets, enhance potential gains, or manage duration.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or the Fund will succeed in enforcing them.

Annual report | Strategic Income Fund	39

For more information regarding the Fund’s use of derivatives, please refer to the Fund’s Prospectuses and Statement of Additional Information.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the fund’s initial investment.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund.

During the year ended May 31, 2010, the Fund used futures contracts to manage against anticipated interest rate changes. The range of futures contracts notional amounts held by the Fund during the year ended May 31, 2010 was approximately $0 to $279 million. There were no open futures contracts at May 31, 2010.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the fund’s total return, and the potential for losses in excess of the fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended May 31, 2010, the Fund used forward foreign currency contracts to gain exposure to foreign currency and to enhance potential gain. The following table summarizes the contracts held at May 31, 2010. The range of forward foreign currency contracts notional amounts held by the Fund during the year ended May 31, 2010 was $1.5 billion to $3.5 billion.

40	Strategic Income Fund | Annual report

	PRINCIPAL	PRINCIPAL AMOUNT		UNREALIZED
	AMOUNT COVERED	COVERED BY	SETTLEMENT	APPRECIATION
CURRENCY	BY CONTRACT	CONTRACT (USD)	DATE	(DEPRECIATION)

Buys
Australian Dollar	31,000,000	$28,758,691	Jun 2010	($2,706,519)
Australian Dollar	31,200,000	27,986,400	Jun 2010	(1,766,149)
Canadian Dollar	25,200,000	25,036,636	Jun 2010	(990,472)
Canadian Dollar	95,225,000	93,020,416	Jun 2010	(2,155,496)
Canadian Dollar	38,850,000	37,839,681	Jun 2010	(768,511)
Canadian Dollar	110,550,000	109,449,914	Jun 2010	(3,961,681)
Canadian Dollar	2,985,000	2,988,616	Jun 2010	(140,291)
Euro	37,500,000	50,604,352	Jun 2010	(4,494,048)
Japanese Yen	3,518,100,600	38,023,243	Jun 2010	601,617
Japanese Yen	3,512,117,700	37,880,793	Jun 2010	678,382
Japanese Yen	790,890,600	8,403,895	Jun 2010	279,210
Japanese Yen	2,338,034,069	24,843,631	Jun 2010	825,402
Japanese Yen	3,131,096,056	33,270,599	Jun 2010	1,105,379
New Zealand Dollar	25,800,000	18,231,566	Jun 2010	(784,013)
New Zealand Dollar	90,093,900	60,581,469	Jun 2010	345,590
Norwegian Krone	149,010,000	23,237,427	Jun 2010	(224,356)
Pound Sterling	33,057,188	50,789,076	Jun 2010	(2,764,035)
Pound Sterling	62,400,000	90,019,800	Jun 2010	634,088
Swedish Krona	243,720,000	31,198,356	Jun 2010	(33,219)
		$792,164,561		($16,319,122)

Sells
Australian Dollar	14,500,000	$11,911,750	Jun 2010	($273,944)
Australian Dollar	9,300,000	8,403,895	Jun 2010	588,244
Australian Dollar	52,970,000	48,254,717	Jun 2010	3,739,118
Australian Dollar	73,210,808	60,581,469	Jun 2010	(944,356)
Australian Dollar	13,848,250	11,393,786	Jun 2010	(244,181)
Canadian Dollar	47,723,446	47,437,408	Jun 2010	1,899,082
Canadian Dollar	18,075,480	18,231,566	Jun 2010	983,711
Canadian Dollar	136,866,248	131,224,031	Jun 2010	624,497
Canadian Dollar	38,850,000	38,023,243	Jun 2010	952,074
Canadian Dollar	56,600,000	56,244,375	Jun 2010	2,235,927
Canadian Dollar	38,850,000	37,880,793	Jun 2010	809,623
Canadian Dollar	33,586,134	31,100,000	Jun 2010	(948,321)
Euro	64,021,081	85,372,752	Jun 2010	6,651,908
Euro	37,500,000	50,789,076	Jun 2010	4,678,772
Euro	18,739,295	23,237,427	Jun 2010	195,438
Euro	25,190,333	31,198,356	Jun 2010	224,118
Euro	1,011,215	1,373,382	Jun 2010	129,983
Japanese Yen	9,487,981,925	103,410,120	Jun 2010	(757,446)
Japanese Yen	3,496,478,244	37,839,681	Jun 2010	(547,790)
Japanese Yen	305,778,856	3,247,611	Jun 2010	(109,503)
New Zealand Dollar	39,893,900	28,758,691	Jun 2010	1,779,973
New Zealand Dollar	240,673,235	167,749,244	Jun 2010	4,991,142
Norwegian Krone	149,035,178	24,843,631	Jun 2010	1,826,671
Pound Sterling	33,130,125	50,604,351	Jun 2010	2,473,347
Pound Sterling	62,400,000	90,318,384	Jun 2010	(335,504)
Swedish Krona	243,689,716	33,270,599	Jun 2010	2,109,334
		$1,232,700,338		$32,731,917

Annual report | Strategic Income Fund	41

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or by means of an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange, movements in underlying security values, and for written options, potential losses in excess of the fund’s initial investment.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

During the year ended May 31, 2010, the Fund used purchased options to enhance potential gain. The range of market values of purchased options held by the Fund during the year ended May 31, 2010 was $113,564 to $12.5 million.

During the year ended May 31, 2010, the Fund wrote option contracts to enhance potential gain. The following tables summarize the Fund’s written options activities during the year ended May 31, 2010.

	NOTIONAL
	AMOUNT	PREMIUMS

Outstanding, beginning of period	55,290,000	$1,418,507
Options written	284,700,000	2,549,606
Options closed	—	—
Options exercised	—	—
Options expired	(339,990,000)	(3,968,113)

Outstanding, end of period	—	—

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at May 31, 2010, by risk category:

		FINANCIAL		LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	ASSET DERIVATIVES	DERIVATIVES FAIR
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	VALUE

Foreign	Receivable/Payable for	Foreign forward	41,362,630	($24,949,835)
exchange	foreign forward currency	currency contracts
contracts	exchange contracts
Foreign	Investments, at value*	Options	12,485,697	—
exchange
contracts

Total			$53,848,327	($24,949,835)
*Purchased options are included in the Fund’s investments.

42	Strategic Income Fund | Annual report

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2010:

	STATEMENT OF	INVESTMENTS			FOREIGN
	OPERATIONS	(PURCHASED	FUTURES	WRITTEN	CURRENCY
RISK	LOCATION	OPTIONS)	CONTRACTS	OPTIONS	TRANSACTIONS	TOTAL

Equity	Net realized	($1,880,550)	—	—	—	($1,880,550)
contracts	gain (loss)
Foreign	Net realized	(292,250)	—	$3,968,113	($42,806,807)	(39,130,944)
exchange	gain (loss)
contracts
Interest rate	Net realized	—	(10,004,541)	—	—	(10,004,541)
contracts	gain (loss)

Total		($2,172,800)	($10,004,541)	$3,968,113	($42,806,807)	($51,016,035)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2010:

		INVESTMENTS		FOREIGN
	STATEMENT OF OPERATIONS	(PURCHASED	WRITTEN	CURRENCY
RISK	LOCATION	OPTIONS)	OPTIONS	TRANSACTIONS	TOTAL

Equity	Change in unrealized	$1,828,050	—	—-	$1,828,050
contracts	appreciation
	(depreciation)
Foreign	Change in unrealized	181,115	($729,916)	$49,813,107	$49,264,306
exchange	appreciation
contracts	(depreciation)

Total		$2,009,165	($729,916)	$49,813,107	$51,092,356

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund’s average daily net assets, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30% of the Fund’s average daily net assets in excess of $650,000,000. Prior to July 1, 2009, the Fund paid this fee monthly. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended May 31, 2010 were equivalent to an annual effective rate of 0.36% of the Fund’s average daily net assets.

Annual report | Strategic Income Fund	43

The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund through June 30, 2010, to the extent necessary to limit the total expenses of each class as follows: 1.25% for Class R3, 0.95% for Class R4 and 0.65% for Class R5 shares excluding certain expenses such as underlying fees, overdraft fees, extraordinary fees, taxes, litigation, brokerage and interest expenses. Accordingly, the expense reductions related to this limitation amounted to $398 and $476 for Class R3 and Class R5 shares, respectively, for the year ended May 31, 2010.

In addition, the Adviser has voluntarily waived certain other expenses. Accordingly, these expense reductions amounted to $27,980, $3,852 and $8,732 for Class A, Class B and Class C shares, respectively, for the year ended May 31, 2010.

Accounting and legal services. Pursuant to the Service Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended May 31, 2010, amounted to an approximate annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. In addition, under a service plan for Class R1, Class R3, Class R4 and Class R5 shares, the Fund pays for certain other services. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

Share Class	12b–1 Fees	Service Fees

Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $4,774,493 for the year ended May 31, 2010. Of this amount, $564,100 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,104,142 was paid as sales commissions to broker-dealers and $106,251 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2010, CDSCs received by the Distributor amounted to $156,168 and $62,926 for Class B and Class C shares, respectively.

44	Strategic Income Fund | Annual report

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.015% for all classes, based on each class’s average daily net assets.

• The Fund pays a monthly fee based on an annual rate of $17.50 per shareholder account for all classes.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

Effective July 1, 2010, the transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost). The Signature Services Cost is comprised of a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for services provided to their clients who invest in one or more John Hancock funds. Signature Services Cost is calculated monthly and allocated to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, Signature Services Cost is allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Certain investor accounts that maintain small balances are charged an annual small accounts fee by Signature Services. The amounts related to these fees are credited by Signature Services to the Fund. For the year ended May 31, 2010, these fees amounted to $28,998, $4,582 and $8,684 for Class A, Class B and Class C shares, respectively.

Class level expenses for the year ended May 31, 2010 were:

	Distribution and	Transfer
Share class	service fees	agent fees

Class A	$2,955,317	$1,134,026
Class B	1,414,823	167,241
Class C	3,057,185	349,594
Class I	—	47,498
Class R1	46,946	2,085
Class R3	529	730
Class R4	783	737
Class R5	—	782

Total	$7,475,583	$1,702,693

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included in the accompanying Statement of Assets and Liabilities.

Annual report | Strategic Income Fund	45

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended May 31, 2010 and May 31, 2009 were as follows:

	Year ended 5-31-10		Year ended 5-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	91,231,867	$566,466,551	40,910,999	$227,080,913
Distributions reinvested	9,791,791	60,997,589	9,329,086	51,061,759
Repurchased	(46,762,008)	(295,613,131)	(41,374,161)	(231,207,923)

Net increase	54,261,650	$331,851,009	8,865,924	$46,934,749

Class B shares

Sold	6,738,411	$41,731,374	3,530,788	$19,910,339
Distributions reinvested	1,123,078	6,980,342	1,694,127	9,256,463
Repurchased	(8,512,265)	(52,693,134)	(10,599,823)	(59,715,600)

Net decrease	(650,776)	($3,981,418)	(5,374,908)	($30,548,798)

Class C shares

Sold	33,020,844	$204,735,325	11,915,566	$65,737,651
Distributions reinvested	2,181,837	13,620,678	1,989,599	10,863,886
Repurchased	(7,947,591)	(49,503,582)	(8,163,534)	(45,994,053)

Net increase	27,255,090	$168,852,421	5,741,631	$30,607,484

Class I shares

Sold	21,691,846	$134,494,178	11,568,482	$61,667,764
Distributions reinvested	711,830	4,475,056	256,340	1,394,292
Repurchased	(8,032,687)	(50,779,333)	(5,911,464)	(30,961,772)

Net increase	14,370,989	$88,189,901	5,913,358	$32,100,284

Class R1 shares

Sold	572,568	$3,556,170	395,647	$2,209,176
Distributions reinvested	60,072	373,928	73,905	405,874
Repurchased	(286,867)	(1,778,821)	(448,789)	(2,513,412)

Net increase	345,773	$2,151,277	20,763	$101,638

Class R3 shares

Sold	65,551	$419,404	4,481	$25,005
Distributions reinvested	940	6,035	—	—
Repurchased	(5,033)	(31,766)	—	—

Net increase	61,458	$393,673	4,481	$25,005

Class R4 shares

Sold	168,705	$1,053,401	4,481	$25,005
Distributions reinvested	3,431	21,979	—	—
Repurchased	(29,238)	(186,799)	—	—

Net increase	142,898	$888,581	4,481	$25,005

Class R5 shares

Sold	64,352	$405,993	4,481	$25,006
Distributions reinvested	1,709	10,807	—	—
Repurchased	(26,050)	(164,057)	—	—

Net increase	40,011	$252,743	4,481	$25,006

Net increase	95,827,093	$588,598,187	15,180,211	$79,270,373

46	Strategic Income Fund | Annual report

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $1,553,874,271 and $938,319,752, respectively, for the year ended May 31, 2010. Purchases and sales of U.S. Treasury obligations aggregated $11,341,693 and $55,851,847, respectively, for the year ended May 31, 2010.

Annual report | Strategic Income Fund	47

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Strategic Series and Shareholders of
John Hancock Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the “Fund”) at May 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2010

48	Strategic Income Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended May 31, 2010.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for the calendar year 2010.

Annual report | Strategic Income Fund	49

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2006	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2006	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin
Insurance Agency, Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc.
(management/investments) (since 1987).

William H. Cunningham, Born: 1944	2006	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation
(since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

50	Strategic Income Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2006	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2006	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	244

Senior Executive Vice President, U.S. Division, Manulife Financial Corporation (since 2009), Executive
Vice President (1999–2009); President, John Hancock Financial Services; Chairman and Director,
John Hancock Advisers, LLC and John Hancock Funds, LLC (2005–2010) and Chairman and Director,
John Hancock Investment Management Services, LLC (2006–2010); Trustee of John Hancock Trust
(since 2005), John Hancock Funds II (since 2005), and the John Hancock retail funds (since 2005).

Annual report | Strategic Income Fund	51

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice
President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief
Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer,
John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (2007–2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); Director, Chairman and President and Chief Executive Officer,
John Hancock retail funds (since 2005); President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005, including prior positions); Executive Vice President,
John Hancock Investment Management Services, LLC (since 2006, including prior positions); Executive
Vice President, John Hancock Funds, LLC (since 2004, including prior positions); Chief Operating Officer,
John Hancock retail funds (since 2009) and Vice President (2007–2009); Vice President, John Hancock
Funds II and John Hancock Trust (since 2006); Senior Vice President, Product Management and
Development for John Hancock Funds, LLC (2005–2009); Vice President and Director, Marketing and
Product Management, John Hancock Funds, LLC (1998–2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II, and John Hancock
Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock
Investment Management Services, LLC and John Hancock Funds, LLC (since 2007, including prior positions); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance
Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier
Funds (2004–2006).

52	Strategic Income Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Chief Compliance Officer (since 2008), Vice President and Chief Compliance Officer (2005–2008),
John Hancock retail funds, John Hancock Funds II, and John Hancock Trust; Chief Compliance Officer,
John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008);
Vice President and Chief Compliance Officer, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and MFC Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management
Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and
John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005).

Michael J. Leary, Born: 1965	2007

Treasurer
Treasurer for John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2009);
Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2007); Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock
Trust (2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291 or by visiting our Web site www.jhfunds.com.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

Annual report | Strategic Income Fund	53

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.	The report is certified under the Sarbanes-Oxley
Chief Compliance Officer	Act, which requires mutual funds and other public
companies to affirm that, to the best of their
Charles A. Rizzo	knowledge, the information in their financial reports
Chief Financial Officer	is fairly and accurately stated in all material respects.

Michael J. Leary
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

54	Strategic Income Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Strategic Income Fund.	9100A 5/10
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	7/10

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2010, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $36,812 for the fiscal year ended May 31, 2010 and $44,632 for the fiscal year ended May 31, 2009. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related services fees amounted to $1,184 for the fiscal year ended May 31, 2010 and there were no audit-related fees during the fiscal year ended May 31, 2009 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,892 for the fiscal year ended May 31, 2010 and $4,344 for the fiscal year ended May 31, 2009. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
All other fees amounted to $75 for the fiscal year ended May 31, 2010 and there were no other fees during the fiscal year ended May 31, 2009 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2010, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $5,214,099 for the fiscal year ended May 31, 2010, and $8,870,089 for the fiscal year ended May 31, 2009.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Steven R. Pruchansky
Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By: /s/ Keith F. Hartstein
     --------------------------------
     Keith F. Hartstein
     President and Chief Executive Officer

Date: July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
     --------------------------------
     Keith F. Hartstein
     President and Chief Executive Officer

Date: July 23, 2010

By: /s/ Charles A. Rizzo
     --------------------------------
     Charles A. Rizzo
     Chief Financial Officer

     Date: July 23, 2010